UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

MAVERICK MINERALS CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MAVERICK MINERALS CORPORATION
2501 Lansdowne Avenue
Saskatoon, Saskatchewan S7J 1H3, Canada
____________________________

Consent Solicitation Statement

Dear Stockholder:

The board of directors of Maverick Minerals Corporation (“we,” “us,” “our”, “Maverick” or “our company”) is soliciting your consent on behalf of Maverick to the following proposals:

1.	Approval of a 10-for-1 reverse split of shares of our outstanding common stock;

2.	Approval of amendment and restatement of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 750,000,000;

3.

Approval of amendment and restatement of our articles of incorporation to authorize 100,000,000 shares of preferred stock with a par value of $0.001, which may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors;

4.	Approval of amendment and restatement of our articles of incorporation to add a clause opting out of the acquisition of controlling interest provisions of the Nevada Revised Statutes;

5.	Approval of amendment and restatement of our articles of incorporation to add a clause opting out of the combinations with interested stockholders provisions of the Nevada Revised Statutes;

6.	Approval of amendment and restatement of our articles of incorporation to add a limitation of liabilities of director or officer clause;

7.	Approval of amendment and restatement of our articles of incorporation to add an indemnification of director or officer clause;

8.	Approval of amendment and restatement of our articles of incorporation to add a purpose clause;

9.	Approval of amendment and restatement of our articles of incorporation to update certain outdated provisions and remove certain redundant provisions; and

10.	Approval of our 2009 Stock Option Plan.

On June 1, 2009, our board of directors approved these proposals and we are now seeking stockholder approvals of these proposals, as discussed in more detail in this consent solicitation statement.

We are soliciting your approval of these proposals by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

This consent solicitation statement and accompanying form of written consent is being sent to our stockholders on or about August 3, 2009. Our board of directors has fixed the close of business on June 19, 2009 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. Only the stockholders of record on the Record Date are entitled to give the written consents for these proposals.

The written consents of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date are required to approve these proposals.

Donna Rose beneficially owns 90,268,200 shares of our common stock, representing approximately 93.1% of the issued and outstanding shares of our common stock. Accordingly, Ms. Rose beneficially owns sufficient shares of

3

our common stock to assure the outcome of this consent solicitation. The Company is not aware of Ms. Rose’s intentions with respect to this proposal.

Your consent is important regardless of the number of shares of our common stock that you hold. Although our board of directors has approved these proposals, the proposals require the approval by the vote of our stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

Our board of directors unanimously recommends that you consent to these proposals. These proposals will be approved by our stockholders when we have received written consents to these proposals from our stockholders representing a majority of the voting power of our outstanding common stock. If you approve these proposals, please mark the enclosed written consent form to vote “For” these proposals, and complete, date, sign and return your written consent to us.

Please mail or fax your written consent to us no later than August 15, 2009 at:

Maverick Minerals Corporation
2501 Lansdowne Avenue
Saskatoon, Saskatchewan S7J 1H3, Canada
Fax: (306) 343-0888

Question and Answers about This Consent Solicitation

Why am I receiving these materials?

We are asking our stockholders to approve the following proposals by written consents:

1.

Approval of a 10-for-1 reverse split (the “Reverse Split”) of shares of our outstanding common stock without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which our board of directors determines, provided that such date and time is prior to January 1, 2010;

2.	Approval of the amendment and restatement of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 750,000,000;

3.

Approval of the amendment and restatement of our articles of incorporation to authorize 100,000,000 shares of preferred stock with a par value of $0.001, which may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors;

4.	Approval of the amendment and restatement of our articles of incorporation to add a clause opting out of the acquisition of controlling interest provisions of the Nevada Revised Statutes;

5.	Approval of the amendment and restatement of our articles of incorporation to add a clause opting out of the combinations with interested stockholders provisions of the Nevada Revised Statutes;

6.	Approval of the amendment and restatement of our articles of incorporation to add a limitation of liabilities of director or officer clause;

7.	Approval of the amendment and restatement of our articles of incorporation to add an indemnification of director or officer clause;

8.	Approval of the amendment and restatement of our articles of incorporation to add a purpose clause;

9.	Approval of amendment and restatement of our articles of incorporation to update certain outdated provisions and remove certain redundant provisions; and

10.	Approval of our 2009 Stock Option Plan.

On June 1, 2009, our board of directors approved these proposals and we are now seeking stockholder approvals of these proposals. Stockholder approvals of the Reverse Split and the proposals for the amendment and restatement of our articles of incorporation are required to effect the actions described in those proposals. The stockholder approval of our 2009 stock option plan is required in order to qualify certain options granted under the plan for favorable income tax treatments under the U.S. tax laws. Even if we do not receive the stockholder approval of our 2009 Stock Option Plan, our board of directors intends to maintain the effectiveness of the 2009 Stock Option Plan.

The full text of our amended and restated articles of incorporation, is attached to this consent solicitation statement as Schedule “A”.

What is included in these materials?

These materials include:

  this consent solicitation statement; and
  the written consent form.

Important Notice Regarding the Availability of Materials for This Consent Solicitation

Above materials are also available at http://www.maverickminerals.com

What do I need to do now?

We urge you to carefully read and consider the information contained in this consent solicitation statement. We request that you send your written consent to each of the proposals described in this consent solicitation statement.

Who can give the written consents?

Our board of directors has fixed the close of business on June 19, 2009 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. If you were a stockholder of record on the Record Date, you are entitled to give written consents to these proposals.

As of the Record Date, 96,907,208 shares of our common stock were issued and outstanding and, therefore, a total of 96,907,208 votes are entitled to be given by written consents.

How many votes do I have?

On each proposal, you have one vote for each share of our common stock that you owned as of the Record Date.

How do I send my written consents?

If you are a stockholder of record, please complete, date, sign, and return the enclosed written consent form via facsimile to (306) 343-0888 or by mail to the following address:

Maverick Minerals Corporation
2501 Lansdowne Avenue
Saskatoon, Saskatchewan S7J 1H3, Canada

If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for the information on how to send your written consents.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

What vote is required for the approval of a proposal?

Each proposal will be approved by our stockholders if we receive the written consents of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date, or written consents representing at least 48,453,605 shares of our common stock.

Donna Rose beneficially owns 90,268,200 shares of our common stock, representing approximately 93.1% of the issued and outstanding shares of our common stock. Therefore, she beneficially owns sufficient shares of our common stock to assure the outcome of this consent solicitation. We do not know her intentions as to these proposals. The Company is not aware of Ms. Rose’s intentions with respect to this proposal.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for the proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

When is the approval of a proposal effective?

The approval of our stockholders of each proposal is effective when we receive the written consents to the proposal from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote:

  “For” the approval of the 10-for-1 reverse split of shares of our outstanding common stock;

  “For” the approval of the amendment and restatement of our articles of incorporation; and

  “For” the approval of our 2009 Stock Option Plan.

Can I revoke my written consent after sending it?

Yes. A written consent, once dated, signed and delivered to us, will remain effective unless and until revoked by a written notice of revocation dated, signed and delivered to us before the time that we have received written consents to these proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation via same facsimile number or by the same mailing address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

Do I have the rights of appraisal or similar rights of dissenters with respect to these proposals?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with the rights of appraisal or similar rights of dissenters with respect to these proposals.

Who pays for the expense of this consent solicitation?

We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, or regular employees. These individuals will receive no additional compensation for such services.

Forward-Looking Statements

This consent solicitation statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

As of July 31, 2009, there were 96,907,208 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) our director, (ii) each of our executive officers, and (iii) all of our director and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

	Name and Address	Number of Shares	Percentage of Class (2)
Title of Class	of Beneficial Owner	Beneficially Owned (1)
Director and Officers:

Common Stock	Robert J. Kinloch 2501 Lansdowne Ave. Saskatoon, Saskatchewan S7J 1H3, Canada	736,228	*%

Common Stock	Donald Kinloch 2501 Lansdowne Ave. Saskatoon, Saskatchewan S7J 1H3, Canada	250,000	*%

Common Stock	Director and Officers as a group (two)	986,228	1.0%

Major Stockholder:

Common Stock	Donna Rose 2245 N. Green Valley Pkwy Suite 429 Henderson, NV 89014	90,268,000(3)	93.1%

*Less than 1%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The percentage of class is based on 96,907,208 shares of our common stock issued and outstanding as of July 31, 2009.

(3)

Consists of 768,000 shares of Maverick registered in the name of Donna Rose and 89,500,000 shares of Maverick registered in the name of Senergy Partners LLC, a private corporation beneficially owned by Donna Rose.

Changes in Control

On February 13, 2009, we entered into a loan agreement with Senergy Partners LLC (“Senergy”), a private Nevada limited liability corporation, pursuant to which we received a revolving loan of up to $1,000,000 (the “Credit Facility”). The outstanding principal amount of the Credit Facility together with all accrued and unpaid interest and all other amounts outstanding thereunder are due and payable in full on December 31, 2012, the maturity date. Outstanding principal under the Credit Facility bears interest at an annual rate of 8%. As a condition of the Credit Facility, we agreed to use funds received under the Credit Facility solely for the purpose of funding ongoing general and administrative expenses, consulting and due diligence expenses, or professional fees and joint venture programs. The amount currently outstanding under the Credit Facility is $1,000,000.

In consideration of Senergy entering into the Credit Facility, we agreed to enter into a debt settlement and subscription agreement (the “Debt Settlement Agreement”) with Senergy dated as of February 13, 2009. Pursuant to the terms of the Debt Settlement Agreement, we agreed to issue to Senergy 89,500,000 shares of our common stock at a deemed price of $0.005 per share in settlement of a $447,500 debt owed to Senergy.

In connection with our entry into the Credit Facility and Debt Settlement Agreement with Senergy, we entered into an Assignment and Assumption Agreement (the “Assignment Agreement”) with Senergy and Art Brokerage, Inc. (“ABI”) pursuant to which ABI assigned to Senergy all its right, title and interest to a debt (the “Assigned Debt”) of $447,500 owed by us to ABI. We executed the Assignment Agreement solely to consent to and acknowledge the assignment of the Assigned Debt as contemplated by the agreement. Art Brokerage is an affiliate of Senergy. Both companies are beneficially owned by Donna Rose. Since 2005, Donna Rose, through, Art Brokerage, has been a principal investor in the Company. During 2005 and 2006 we endured a period where for various reasons we were unable to complete a number of business acquisitions and subsequently lost our quotation on the FINRA over-the-counter bulletin board. During this time Art Brokerage emerged as the principal financier that was willing to fund Maverick until we had a successful venture. Because of their history of funding the Company since 2005 and due to the Company’s need for additional funding in the way of a credit facility, the Company agreed, pursuant to the recent agreements outlined above, to allow Donna Rose to become a major stockholder in Maverick provided she agreed to release us from debts owing to her affiliates and provided us with a credit facility which we intend to use to fund future acquisitions and/or operating expenses.

As a result of the above transactions a change in control of our company occurred. Senergy acquired 89,500,000 shares or 92.3% of our issued and outstanding common stock. There are no arrangements or understandings among our company and Senergy and/or its affiliates with respect to election of directors or other matters.

PROPOSAL 1

Approval of the 10-For-1 Reverse Split of
Shares of Our Outstanding Common Stock

In this proposal, we are asking you to approve a 10-for-1 reverse split of shares of our outstanding common stock without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which our board of directors determines, provided that such date and time is prior to January 1, 2010. The number of authorized shares of our common stock will not change as a result of the reverse split, if effected. However, under Proposal 2, discussed below, we are asking you to approve an increase in the number of the authorized shares of our common stock.

The reverse split, if approved by our stockholders, will be effective upon the date and time which our board of directors determines, provided that such date and time is prior to January 1, 2010.

Our board of directors believes that by reducing the number of shares of our common stock outstanding through the reverse split, the per share price of our common stock will, upon such reduction, proportionately increase. Our board of directors also believes that a higher per share trading price may be more appealing to institutional investors, institutional funds and brokers, and thereby result in greater liquidity for our stockholders and lower trading costs.

Our board of directors also believes that the additional available authorized shares of our common stock that would result from a reverse split and the increase in the number of the authorized shares of our common stock described under Proposal 2 may facilitate future capital raising needs and acquisitions of companies or assets. In addition to focusing on the growth of our current business, our board of directors intends, as part of our business plan, to evaluate opportunities for growth through the acquisition of companies in similar or complementary lines of business. We may, from time to time, evaluate financing transactions involving the sale of our common stock or securities convertible into shares of our common stock. We are presently considering a joint venture production and development opportunity we have identified in South Central Texas. In the event we were to successfully complete the acquisition of such a prospect, of which there is no assurance, we may as part of the purchase or joint venture be required to issue shares of our common stock which would consequently dilute the holdings of current stockholders. While we constantly evaluate the market for opportunities, there are no current formal proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of our common stock that would result from the reverse split.

Purpose of the Reverse Split

Our board of directors believes that a reverse split may enhance the acceptability of our common stock by the financial community and the investing public, and consequently improve the liquidity of our common stock. The expected increased price level may encourage interest and trading in our common stock by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our board of directors cannot predict with certainty what effects the reverse split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

Effects of the Reverse Split on Our Stockholders

The reverse split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests or proportionate voting power in our company, except to the extent that the result of the reverse split results in any of our stockholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. Our common stock issued pursuant to the reverse split will remain fully paid and non-assessable.

The principal effect of the reverse split will be that the number of shares of our common stock issued and outstanding will be reduced as follows (without taking into account the effect, if any, of rounding up any fractional shares created by the reverse split to the next whole share):

# of Shares Outstanding	# of Shares Outstanding
Pre-Reverse Split	Post-Reverse Split (approximate)
96,907,208	9,690,721

As such, and for purposes of illustration only, each stockholder holding 10 shares of our common stock (par value $0.001 per share) immediately prior to the reverse split taking effect will become a holder of one share of our common stock (par value $0.001 per share) after the reverse split is effective.

The reverse split is not part of any plan or proposal to take our company private.

Effective Increase in the Number of Authorized Shares of Our Common Stock

The reverse split, if effected, would not change the number of authorized shares of our common stock, which is 100,000,000 under our current articles of incorporation. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase. As explained in more detail below, these additional shares of our common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into our common stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses. We are continuously seeking opportunities to acquire more oil and gas properties or other oil and gas related businesses. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock could limit our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our unregistered common stock, or securities convertible into our common stock, in private transactions. We have no plans or agreements in place for any financing at this time. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our directors, officers, employees and consultants and those of our subsidiary. Our board of directors believes that it is critical to incentivize our directors, officers, employees, and consultants and those of our subsidiary, to increase our revenues and profitability, if any, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives.

The flexibility of our board of directors to issue additional shares of our common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The reverse split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If this proposal is approved by our stockholders and the reverse split is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of the current holders of our common stock;
  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;
  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and
  making the payment of dividends on our common stock potentially more expensive.

We have no intentions, plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of our common stock that would result from a reverse split.

Effect on Registration of Our Common Stock Under the Securities Exchange Act of 1934

Our common stock is currently registered under the Securities Exchange Act of 1934. A reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934. After the reverse split is effected, our common stock would continue to be quoted on the Pink OTC Markets Inc. However, we anticipate that the Financial Industry Regulatory Authority will change our stock symbol with the effectiveness of the reverse split.

Effect on Voting Rights of, and Dividends on, Our Common Stock

Proportionate voting rights and other rights of the holders of our common stock would not be affected by the reverse split. The percentage of outstanding shares owned by each stockholder prior to the split will remain the same, except for adjustment as a consequence of rounding up any fractional shares created by the reverse split to the next whole share, which is discussed in more detail under ”Fractional Shares,” below. For example, generally, a holder of two percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold two percent of the voting power of the outstanding shares of our common stock after the reverse split.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future. Therefore, we do not believe that the reverse split would have any effect with respect to future distributions, if any, to our stockholders.

Effect on Beneficial Stockholders

Upon the reverse split, we intend to treat stockholders holding stock in “street name,” through a bank, broker or other nominee, in the same manner as stockholders of record whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders, holding the stock in “street name.” However, such banks, brokers or other nominees may have different procedures than stockholders of record for processing the reverse split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse split. The transmittal letter will contain instructions on how to surrender your certificate(s) representing your pre-reverse split shares to the transfer agent. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required. Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

Stockholders should not destroy any certificate(s) and should not submit any certificate(s) unless requested to do so.

Increased Transaction Costs

The number of shares held by each individual stockholder will be reduced if the reverse split is effected. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Effect on Liquidity

The decrease in the number of shares of our common stock outstanding as a consequence of the reverse split may decrease the liquidity in our common stock if the anticipated beneficial effects on the trading market for our common stock do not occur. See “Purposes of the Reverse Split,” above.

Potential Anti-Takeover Effect

If the reverse split is effected, the increased proportion of authorized but unissued shares of our common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another entity. The reverse split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our company.

Fractional Shares

Each share of our common stock issued and outstanding immediately prior to effective time of the reverse split, will be, automatically and without any action on the part of our stockholders, converted into and reconstituted into a fraction of a share of our common stock. However, we will not cash-out any of our stockholders as a result of the reverse split. In the event the reverse split results in a fractional share, we will round up and issue a whole share to the affected stockholder.

Impact on Options, Warrants and Convertible Securities

If the reverse split is effected, the number of shares of our common stock that may be issued upon the exercise of conversion rights held by holders of other securities convertible into our common stock will be reduced proportionately based upon the reverse split ratio. Proportionate adjustments will also be made to the per-share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of our common stock.

Effective Date of the Reverse Split

If this proposal is approved by our stockholders, the reverse split will be effective at the date and time which our board of directors determines, provided that such date and time is prior to January 1, 2010. Beginning on the effective date and time, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Accounting and Tax Consequences

The par value of our common stock would remain unchanged at $0.001 per share after the reverse split. However, our common stock as designated on our balance sheet would be adjusted downward in respect of the shares of the new common stock to be issued in the reverse split such that our common stock would become an amount equal to the aggregate par value of the shares of new common stock being issued in the reverse split, and that the additional paid in capital as designated on our balance sheet would be increased by an amount equal to the amount by which our common stock was decreased. Additionally, net income (loss) per share would increase proportionately as a result of the reverse split since there will be a lower number of shares outstanding.

Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the particular tax consequences of the reverse split.

PROPOSAL 2

Approval of Amendment and Restatement of Our Articles of Incorporation to
Increase the Number of Authorized Shares of Our Common Stock from 100,000,000 to 750,000,000

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 750,000,000.

Our articles of incorporation currently provide for authorized capital stock consisting of 100,000,000 shares of common stock, par value $0.001 per share. As of July 31, 2009, we had 96,907,208 shares of our common stock issued and outstanding. We do not have any outstanding options or warrants to acquire shares of our common stock.

Our board of directors believes that it is necessary and prudent to amend our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 750,000,000 to allow us to issue additional shares of our common stock for the purposes described below, and for any other lawful purpose. We have no current intention or commitment to issue an amount of shares in excess of the 100,000,000 shares currently authorized.

In addition, the reverse split described in Proposal 1, if effected, would not change the number of authorized shares of our common stock. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase. We have no current intention or commitment to issue the additional available authorized shares of our common stock that would result from the reverse split.

Purpose and Effect of Increase in the Number of Authorized Shares of Our Common Stock

Our board of directors believes that an increase in the number of authorized shares of our common stock and the additional available authorized shares of our common stock that would result from a reverse split will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses.

The increased reserve of shares available for issuance and the additional available authorized shares of our common stock that would result from a reverse split may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our unregistered common stock, or securities convertible into our common stock, in private transactions. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase our common stock not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections. We have no plans or agreements in place for any financing at this time and have no intentions at this time to issue any of the additional available authorized shares of our common stock for any financing if this proposal is approved or if a reverse split is effected.

We are continuously seeking opportunities to acquire more oil and gas properties or other oil and gas related businesses. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock limits our ability to effect acquisitions of oil and gas properties or other oil and gas related businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes. We are presently considering a joint venture production and development opportunity we have identified in South Central Texas. In the event we were to successfully complete the acquisition of such a prospect, of which there is no assurance, we may as part of the purchase or joint venture be required to issue shares of our common stock which would consequently dilute the holdings of current stockholders

In addition, the increased reserve of shares available for issuance and the additional available authorized shares of our common stock that would result from a reverse split may be used for our equity incentive plans for grants to our directors, officers, employees and consultants, and those of our subsidiary. Our board of directors believes that it is critical to incentivize our directors, officers, employees and consultants, and those of our subsidiary, to increase our revenues and profitability, if any, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives. We have no intentions at this time to issue any of the additional available authorized shares of our common stock under our equity incentive plans if this proposal is approved.

The flexibility of our board of directors to issue additional shares of our common stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules.

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

  diluting the voting power of the current holders of our common stock;
  diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;
  diluting the earnings per share and book value per share of the outstanding shares of our common stock; and
  making the payment of dividends on our common stock potentially more expensive.

Other than as disclosed above, we have no intentions, plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional available authorized shares of our common stock if this proposal is approved or if a reverse split is effected.

PROPOSAL 3

Approval of Amendment and Restatement of Our Articles of Incorporation to
Authorize 100,000,000 Shares of “Blank Check” Preferred Stock with a Par Value of $0.001

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to authorize a class of preferred stock with a par value of $0.001, pursuant to which our board of directors would have the authority to issue up to 100,000,000 shares of preferred stock with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors.

If our articles of incorporation are amended to authorize the issuance of “blank check” preferred stock, our board of directors would have discretion to establish series of preferred stock with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors and the holders of our common stock would have no input or right to approve the terms of any such series. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, except as may be required by applicable law or rules. The term “blank check” preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company.

Upon the effectiveness of the amendment and restatement of our articles of incorporation as set forth in this proposal, when required by law and in accordance with the Nevada Revised Statutes, our board of directors will have the express authority to execute and file a certificate of designation setting forth, the voting powers, designations, preferences, limitations, restrictions and relative rights of preferred stock.

The primary objective of our board of directors in establishing a class of “blank check” preferred stock is to provide maximum flexibility with respect to future financing transactions. ”Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, voting rights, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, we would increase our flexibility in structuring transactions. In addition, we may issue preferred stocks in connection with such activities as dividends payable in stock of our company, acquisition of other companies or business, and otherwise.

We have no intentions, plans, proposals or arrangements, written or otherwise, at this time to issue any of the shares of preferred stock if this proposal is approved.

Effects of the Authorization of a Class of Preferred Stock

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock. If we issue preferred stock, such preferred stock will include certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our commons stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. A series of preferred stock also may be convertible into shares of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

  reduction of the amount of funds otherwise available for payment of dividends on our common stock;
  restrictions on dividends on our common stock;
  dilution of the voting power of our common stock; and
  restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue shares of preferred stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our board of directors, this action would be in the best interest of our company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our company. Such shares also could be privately placed with purchasers favorable to our board of directors in opposing such action. In addition, our board of directors could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our company should our board of directors consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new shares also could be used to entrench current management or deter an attempt to replace our board of directors by diluting the number or rights of shares held by individuals seeking to control our company by obtaining a certain number of seats on our board of directors.

PROPOSAL 4

Approval of Amendment and Restatement of Our Articles of Incorporation to
Add a Clause Opting out of the Combinations with Interested Stockholders Provisions of the Nevada Revised Statutes

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to add a clause opting out of the combinations with interested stockholders provisions of the Nevada Revised Statutes. The Nevada Revised Statutes contain provisions governing combination of a Nevada corporation that has 200 or more stockholders of record with an interested stockholder. These provisions may have effect of delaying or making it more difficult to effect a change in control of our company.

A corporation affected by these provisions may not engage in a combination within three years after the interested stockholder acquires his, her or its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. Generally, if approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors before the person became an interested stockholder or a majority of the voting power held by disinterested stockholders, or if the consideration to be received per share by disinterested stockholders is at least equal to the highest of:

  the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or within three years immediately before, or in, the transaction in which he, she or it became an interested stockholder, whichever is higher;

  the market value per share on the date of announcement of the combination or the date the person became an interested stockholder, whichever is higher; or

  if higher for the holders of preferred stock, the highest liquidation value of the preferred stock, if any.

Generally, these provisions define an interested stockholder as a person who is the beneficial owner, directly or indirectly of 10% or more of the voting power of the outstanding voting shares of a corporation. Generally, these provisions define combination to include any merger or consolidation with an interested stockholder, or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an interested stockholder of assets of the corporation having:

  an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation;

  an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or

  representing 10% or more of the earning power or net income of the corporation.

These business combination provisions apply only to a corporation that has 200 or more stockholders of record. These provisions do not apply if articles of incorporation of a corporation are amended to contain a clause expressly electing not to be governed by these provisions before the date the corporation has 200 or more stockholders of record. Our current articles of incorporation do not contain such a clause.

Although we do not believe that we are currently subject to these business combination provisions since we only have approximately 134 stockholders of record as of July 31, 2009, there can be no assurance that in the future these provisions will not apply to us. Should we become subject to these provisions, it could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. As such, the application of these provisions may limit the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our board of directors has determined that, should we become subject to these provisions, it would place unnecessary burdens on our company in connection with the completion of beneficial business transactions with interested stockholders, and has therefore decided to amend our articles of incorporation to specifically forego these provisions.

We do not believe that opting out of these provisions will affect our majority stockholder and minority stockholders differently. In addition, even if we subsequently become subject to these business combination provisions, we do not believe that opting out of these provisions will have any impact on any transactions between our company and Senergy Partners LLC, a holder of approximately 92.4% of the issued and outstanding shares of our common stock, because these provisions are inapplicable to any interested stockholder who first became an interested stockholder on the date we first have 200 or more stockholders of record solely as a result of our having 200 or more stockholders of record.

We have no intentions, plans, proposals or arrangements at this time with regard to transactions that would be effected by this proposal.

PROPOSAL 5

Approval of Amendment and Restatement of Our Articles of Incorporation to
Add a Clause Opting out of the Acquisition of Controlling Interest Provisions of the Nevada Revised Statutes

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to add a clause opting out of the acquisition of controlling interest provisions of the Nevada Revised Statutes to our articles of incorporation. The Nevada Revised Statutes contain provisions governing acquisition of controlling interest of a Nevada corporation with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conducts business directly or indirectly in Nevada.

These provisions provide generally that any person or entity that acquires certain percentage of the outstanding voting shares of a Nevada corporation may be denied voting rights with respect to the acquired shares, unless the holders of a majority of the voting power of the corporation, excluding shares as to which any of such acquiring person or entity, an officer or a director of the corporation, and an employee of the corporation exercises voting rights, elect to restore such voting rights in whole or in part. These provisions apply whenever a person or entity acquires shares that, but for the operation of these provisions, would bring voting power of such person or entity in the election of directors within any of the following three ranges:

  20% or more but less than 33 1/3%;

  33 1/3% or more but less than or equal to 50%; or

  more than 50%.

The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from these acquisition of controlling interest provisions through adoption of a clause to that effect in the articles of incorporation or bylaws of the corporation. Our articles of incorporation and bylaws do not exempt our common stock from these acquisition of controlling interest provisions.

As of July 31, 2009, we only have approximately 134 stockholders of record, so we do not believe that we are subject to these acquisition of controlling interest provisions, although there can be no assurance that in the future these provisions will not apply to us. Our board of directors has determined that, should we become subject to these provisions, it would place unnecessary burdens on our company in connection with the completion of third party financings, and has thus decided to amend our articles of incorporation to specifically forego these provisions.

We do not believe that opting out of these provisions will affect our majority stockholder and minority stockholders differently. In addition, even if we subsequently become subject to these acquisition of controlling interest provisions, we do not believe that opting out of these provisions will have any impact on Senergy Partners LLC, a holder of approximately 92.4% of the issued and outstanding shares of our common stock, because these provisions do not apply to any person or entity which already has a majority or more of all the voting power of our company in the election of directors.

We have no intentions, plans, proposals or arrangements at this time with regard to transactions that would be effected by this proposal.

PROPOSAL 6

Approval of Amendment and Restatement of Our Articles of Incorporation to
Add a Limitation of Liabilities of Director or Officer Clause

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to add a clause to our articles of incorporation stating that, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, our director or officer will not be personally liable to our company or our stockholders for damages for breach of fiduciary duty as a director or officer unless acts or omissions of such director or officer involve intentional misconduct, fraud or a knowing violation of law or such director makes the payment of distributions to our stockholders in violation of the Nevada law.

While this type of limitation of liabilities is already permitted in the Nevada Revised Statutes, we believe it is advisable to set forth our intentions in our articles of incorporation and clarify the scope of the protection against personal liability. Furthermore, our articles of incorporation currently provide that the directors will be protected from personal liability to the fullest extent permitted by the applicable laws. We believe that this amendment will clarify that the protection against personal liability extends to our officers.

The additional certainty provided by this amendment may help us attract and retain directors and officers and to allow directors and officers to perform their duties without being concerned about frivolous lawsuits.

We are not aware of any pending, threatened or possible matters that may be impacted by this proposal.

PROPOSAL 7

Approval of Amendment and Restatement of Our Articles of Incorporation to
Add an Indemnification of Director or Officer Clause

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to add a clause stating that, we will indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of our company) by reason of the fact that he or she is or was a director or officer of our company or is or was serving as a director or officer of another entity at the request of our company or any predecessor of our company against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements) that he or she incur in connection with such action or proceeding. In addition, the clause provides that we will, from time to time, reimburse or advance the funds necessary for payments of expenses, including attorneys’ fees and disbursements, incurred in connection with defending any proceeding such director or officer is indemnified by our company, in advance of the final disposition of such proceeding; provided that we have received the undertaking of such person to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that he or she is not entitled to be indemnified for such expenses.

While this type of indemnification is already permitted in the Nevada Revised Statutes, we believe it is advisable to set forth our intentions in our articles of incorporation. Also our board of directors believe that the amendment clarifies and enhances the operation of indemnification and advancement of expenses. Also, while no clause with respect to the indemnification of our directors or officers is set forth in our current articles of incorporation, our bylaws provide a mandatory indemnification of our directors and officers. Our board of directors believes that providing the mandatory indemnification of our directors and officers in our articles of incorporation will provide additional certainty and comfort to our directors and officers because the clauses in our articles of incorporation require the approval of our stockholders to be amended, while the clauses in our bylaws can be amended by our board of directors alone.

The additional certainty and comfort provided by the amendment may help us attract and retain directors and officers. There is currently no pending litigation or proceeding involving any of our director or officer for which indemnification is being sought.

We are not aware of any pending, threatened or possible matters that may be impacted by this proposal.

PROPOSAL 8

Approval of Amendment and Restatement of Our Articles of Incorporation to
Add a Purpose Clause

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to add a purpose clause, which states the nature of the business of our company and the objects or the purpose to be transacted, promoted, or carried on by it are to engage in any lawful activity. We do not believe that this is a substantive change.

PROPOSAL 9

Approval of Amendment and Restatement of Our Articles of Incorporation to
Update Certain Outdated Provisions and Remove Certain Redundant Provisions

In this proposal, we are asking our stockholders to approve an amendment and restatement of our articles of incorporation to update certain outdated provisions and remove certain redundant provisions. The amendment and restatement includes updating the address of our registered agent and removing the names and addresses of our first board of directors and a sentence stating governing board shall be styled as directors from the board of directors provision and our initial primary business address provision. We do not believe that these are substantive changes.

Effective Date of the Amendment and Restatement of Our Articles of Incorporation

On June 1, 2009, our board of directors adopted resolutions setting forth the amendment and restatement of our articles of incorporation described in Proposals 2 to 9.

If these proposals are approved by our stockholders, we have to file our amended and restated articles of incorporation along with a certificate to accompany restated articles or amended and restated articles with the Nevada Secretary of State to effect the amendment and restatement of our articles of incorporation. If we obtain stockholder approval of these proposals, we intend to file our amended and restated articles of incorporation and the certificate as soon as practicable.

The full text of our amended and restated articles of incorporation is attached to this consent solicitation statement as Schedule “A”. The text of our amended and restated articles of incorporation is subject to revision for such changes as may be required by the Nevada Secretary of State and other changes consistent with the proposals that we may deem necessary or appropriate.

Our board of directors reserves the right, notwithstanding stockholder approval of Proposal 2 to 9 and without further action by our stockholders, not to proceed with the amendment and restatement of our articles of incorporation at any time before the effective date of the amendment and restatement of our articles of incorporation.

Description of Securities

Our current authorized capital stock consists of 100,000,000 shares of common stock, with a par value of $0.001 per share. In addition, we are asking our stockholders to approve the amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 750,000,000 and to authorize 100,000,000 shares of preferred stock with a par value of $0.001, which may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or as provided in any resolution adopted by our board of directors with respect to any series of preferred stock, if our articles of incorporation are amended to authorize the issuance of the preferred stock, the holders of our common stock possess all voting power. Generally, when a quorum is present or represented at any meeting of our stockholders, the vote of the holders of a majority of our common stock present in person or represented by proxy is sufficient to elect our directors or to decide any question brought before such meeting, subject to any voting rights granted to holders of any preferred stock. Generally, the holders of at least 10% of our common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at all meetings of our stockholders for the transaction of business, subject to any voting rights granted to holders of any preferred stock. Our articles of incorporation do not provide for cumulative voting in the election of directors. In addition, generally, any action which may be taken by the vote of our stockholders at a meeting may be taken without a meeting if authorized by the written consent of our stockholders holding at least a majority of the voting power.

Subject to any preferential rights of any outstanding series of our preferred stock created by our board of directors, if our articles of incorporation are amended to authorize the issuance of the preferred stock, upon liquidation, dissolution or winding up of our company, the holders of our common stock are entitled to share ratably in all net assets available for distribution to our stockholders after payment to creditors.

Subject to any preferential rights of any outstanding series of our preferred stock created by our board of directors from time to time, if our articles of incorporation are amended to authorize the issuance of the preferred stock, the holders of our common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends. Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

Our common stock is not convertible or redeemable and has no preemptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding our common stock. Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders. There are no cumulative voting rights.

Preferred Stock

If our articles of incorporation are amended to authorize the issuance of the preferred stock, our board of directors will be authorized to divide the authorized shares of our preferred stock into one or more series, each of which will be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Also our board of directors will be authorized, within any limitations prescribed by law and our amended and restated articles of incorporation, if our articles of incorporation are amended to authorize the issuance of the preferred stock, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including but not limited to the following:

(a)	the rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	the amount payable upon shares of preferred stock in the event of voluntary or involuntary liquidation;

(d)	sinking fund or other provisions, if any, for the redemption or purchase of shares of preferred stock;

(e)	the terms and conditions on which shares of preferred stock may be converted, if the shares of any series are issued with the privilege of conversion;

(f)

voting powers, if any, provided that if any of the preferred stock or series thereof will have voting rights, such preferred stock or series will vote only on a share for share basis with our common stock on any matter, including but not limited to the election of directors, for which such preferred stock or series has such rights; and

(g)

subject to the above, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as our board of directors may, at the time so acting, lawfully fix and determine under the laws of the state of Nevada.

If our articles of incorporation are amended to authorize the issuance of the preferred stock, we must not declare, pay or set apart for payment any dividend or other distribution in respect of our common stock, nor must we redeem, purchase or otherwise acquire for consideration shares of any of our common stock, unless dividends, if any, payable to holders of our preferred stock for the current period (and in the case of cumulative dividends, if any, payable to holders of our preferred stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of our preferred stock, as fixed by our board of directors.

If our articles of incorporation are amended to authorize the issuance of the preferred stock, in the event of the liquidation of our company, holders of our preferred stock will be entitled to receive, before any payment or distribution on our common stock, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such preferred stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such preferred stock (whether or not earned or declared) to the date of such distribution. For the foregoing purpose, our amended and restated articles of incorporation will provide that neither the sale, lease or exchange of all or substantially all of the property and assets of our company, nor any consolidation or merger of our company, will be deemed to be a liquidation.

PROPOSAL 10

Approval of Our 2009 Stock Option Plan

In this proposal, we are asking you to approve our 2009 stock option plan, which provides for granting of stock options to acquire up to a total of 75,000,000 shares of our common stock (7,500,000 shares of our common stock if the reverse split described in Proposal 1 is effected). On June 1, 2009, our board of directors adopted our 2009 stock option plan.

Description of Our 2009 Stock Option Plan

The following is a summary of the material features of our 2009 stock option plan. The full text of our 2009 stock option plan is attached to this consent solicitation statement as Schedule “B”.

Purpose

The purpose of our 2009 stock option plan is to retain the services of valued key employees and consultants of our company and such other persons as the plan administrator selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the plan administrator.

Administration

The plan administrator, which is currently our board of directors, administers our 2009 stock option plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options under the plan; (iii) determine the individuals to whom stock options will be granted under the plan and whether the option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to each stock option, the exercise price of each stock option, and the duration of each stock option.

Eligibility

An employee of our company or subsidiary subject to tax in the United States are eligible to receive incentive stock options. As of July 31, 2009, there is no person eligible to receive incentive stock options. Employees of our company or subsidiary, consultants and such other persons as the plan administrator selects are eligible to receive non-qualified stock options. As of July 31, 2009, there are approximately two persons eligible to receive non-qualified stock options.

Shares Subject to Our 2009 Stock Option Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 75,000,000 shares of our common stock (7,500,000 shares of our common stock if the reverse split described in Proposal 1 is effected).

Type of Stock Options

Under the plan, either incentive stock options or non-qualified stock options may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Stock Option Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each stock option must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such stock option is granted. If no vesting schedule is specified at the time of grant, the stock option must vest pursuant to the following vesting schedule:

  25% of the stock option must vest and be exercisable 12 months from the date of granting;

  25% of the stock option must vest and be exercisable 24 months from the date of granting;

  25% of the stock option must vest and be exercisable 36 months from the date of granting; and

  25% of the stock option must vest and be exercisable 48 months from the date of granting.

The plan administrator may accelerate the vesting of one or more outstanding stock options.

Term of Stock Option

Stock options that have vested but not exercised terminate upon the occurrence of the first of the following events: (i) the expiration of the option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability. Stock options that have not vested terminate immediately upon the optionee’s resigning from or our terminating the optionee’s employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Option

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order except for under certain limited circumstances. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

The shares of our common stock will not be issued with respect to a stock option unless the exercise of such stock option and the issuance and delivery of such shares comply with applicable United States federal and state securities laws, the Internal Revenue Code, the rules of any applicable foreign jurisdiction. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock or otherwise effect a change in our outstanding common stock as a result of a stock split, reverse stock split or other recapitalization, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action include an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Amendment and Termination

The plan administrator may, subject to applicable laws, at any time modify, amend or terminate the plan or modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences Relating to Our 2009 Stock Option Plan

The following discussion summarizes our understanding of the more significant United States federal income tax consequences associated with options granted under our 2009 stock option plan and does not address any estate, gift, state, local or non-U.S. tax laws. The tax consequences of receipt of any options under our 2009 stock option plan may vary depending upon the particular circumstances and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Optionees should rely upon their own tax consultants for advice concerning the specific tax consequences applicable to them.

Incentive Stock Options

The grant of an incentive stock option will not be a taxable event for the optionee or for us. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of our common stock for at least two years after the date of grant and for one year after the date of exercise (the “Holding Period Requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of a stock option to qualify for the foregoing tax treatment, the optionee generally must be our employee or an employee of our subsidiary from the date the stock option is granted through a date within three months before the date of exercise of the stock option.

If all of the foregoing requirements are met except the Holding Period Requirement, the optionee will recognize ordinary income upon the disposition of our common stock in an amount generally equal to the excess of the fair market value of our common stock at the time the stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not be a taxable event for the optionee or us. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the stock option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we collectively refer to as the “named executive officers”, for the fiscal years ended December 31, 2008 and 2007, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa -tion ($)	Total ($)
Robert Kinloch President, Chief Executive Officer and Director	2008 2007	$90,000 $90,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$90,000 $90,000
Donald Kinloch Secretary and Treasurer	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Employment Contracts

Effective May 5, 2005, we entered into a management agreement with Robert Kinloch wherein Mr. Kinloch would continue to perform the duties of the President, Chief Executive Officer and Chief Financial Officer at a salary of $90,000 per annum for a term of 2 years. The term of the management agreement expired in May, 2007. We have not renewed the management agreement with Mr. Kinloch, however, Mr. Kinloch pursuant to a verbal agreement with our company, continues to receive a consulting fee of $7,500 per month for all management consulting services provided by him to our company.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year-End

We have a non-qualified stock option plan which became effective on September 12, 2002 and provides for the issuance of up to 3,000,000 shares of our common stock. We had no options outstanding during the year ended December 31, 2008.

Aggregated Options Exercised in the Year Ended December 31, 2008 and Year End Option Values

There were no stock options exercised during the year ended December 31, 2008.

Repricing of Options/SARS

We did not reprice any options previously granted during the year ended December 31, 2008.

Director Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings. We did not pay any other director’s fees or other compensation for services rendered as a director for the fiscal year ended December 31, 2008.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED
STOCKHOLDER MATTERS

Market for Securities

Our common stock was quoted for trading on the OTCBB on June 21, 1999 under the symbol “PFCS”. On February 15, 2002 our symbol changed to “MAVM” and on May 22, 2003 our symbol changed to “MVRM”. On August 29, 2006, our stock was delisted from the OTC Bulletin Board and on August 31, 2006, it commenced trading on the Pink OTC Markets Inc. under the symbol “MVRM”. The following quotations obtained from the Pink OTC Markets Inc. reflect the high and low bids for our common stock based on inter-dealer prices, without retail mark-up or mark-down or commission and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

Quarter Ended	High	Low
March 31, 2009	$0.07	$0.01
December 31, 2008	$0.07	$0.01
September 30, 2008	$0.12	$0.04
June 30, 2008	$0.15	$0.01
March 31, 2008	$0.03	$0.01

Quarter Ended	High	Low
December 31, 2007	$0.05	$0.03
September 30, 2007	$0.04	$0.03
June 30, 2007	$0.11	$0.03
March 31, 2007	$0.10	$0.04

On July 30, 2009, the closing price for our common stock obtained from the Pink OTC Markets Inc. was $0.05.

Shares of our common stock are issued in registered form. Pacific Stock Transfer Company, of 500 E. Warm Springs Road, Ste. 240, Las Vegas, NV 89119 (telephone: (702) 361-3033; facsimile: (702) 433-1979) is the registrar and transfer agent for shares of our common stock.

Holders of Our Common Stock

As of July 31, 2009, we have 134 stockholders of record and 96,907,208 shares issued and outstanding.

Dividend Policy

We have not paid any cash dividends on our common stock and have no present intention of paying any dividends on the shares of our common stock. Our future dividend policy will be determined from time to time by our board of directors.

Securities Authorized For Issuance Under Equity Compensation Plans

In September, 2002, our board of directors adopted a non-qualifying stock option plan, the purpose of which is to attract and retain the best available personnel and to provide incentives to employees, officers, directors and consultants, all in an effort to promote the success of our company. The plan authorized up to 3,000,000 shares of our common stock to be granted as incentive options. In June 2005, options to purchase 1,000,000 shares of our common stock were granted to our Chief Executive Officer and vested immediately upon grant. One half of the options were granted at an exercise price of $0.01 expiring September 30, 2006. The remaining half was granted at an exercise price of $0.03 expiring December 31, 2006. All options under this grant expired unexercised during the year ended December 31, 2006.

The following table provides a summary of the number of stock options granted under the qualifying and non-qualifying stock option plans, the weighted average exercise price and the number of stock options remaining available for issuance under the qualifying and non-qualifying stock option plans, all as at December 31, 2008:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plans not approved by security holders	Nil	N/A	2,865,000

Interest of Certain Persons in Matters to be Acted Upon

Except as disclosed below, no person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended December 31, 2008 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

Our President, Chief Executive Officer, Chief Financial Officer and sole director, Robert Kinloch, and our Secretary and Treasurer, Donald Kinloch, may be deemed to have substantial interests in the proposal for the amendment and restatement of our articles of incorporation because of clauses relating to the limitation of personal liabilities of our directors and officers and the indemnification of our directors and officers. In addition, it is expected that they will be granted stock options under our 2009 Stock Option Plan.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one from your broker, please notify your broker.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ Robert Kinloch
Robert Kinloch
President and Sole Director
July 31, 2009

Schedule A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
MAVERICK MINERALS CORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MAVERICK MINERALS CORPORATION

ARTICLE I
(Name)

The name of the Corporation is Maverick Minerals Corporation (the “Corporation”).

ARTICLE II
(Registered Office and Registered Agent)

The registered office of the Corporation is 1495 Ridgeview Drive, Suite 220, Reno, NV 89519-6334 and the name of the registered agent at such address is Michael J. Morrison, CHTD.

ARTICLE III
(Capital)

The aggregate number of shares that the Corporation will have authority to issue is Eight Hundred Fifty Million (850,000,000), of which Seven Hundred and Fifty Million (750,000,000) shares will be common stock (“Common Stock”), with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.001 per share (“Preferred Stock”).

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f)

Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g)

Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors of the Corporation.

In the even of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

ARTICLE IV
(Board of Directors)

The affairs of the Corporation shall be managed by or under the authority of the Board of Directors of the Corporation consisting of no less than one director. The number of directors may be increased or decreased from time to time in accordance with the Bylaws of the Corporation. The election of directors shall be done in accordance with the Bylaws.

ARTICLE V
(Purpose)

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

ARTICLE VI
(Acquisition of Controlling Interest)

The Corporation elects not to be governed by Nevada Revised Statutes (“NRS”) 78.378 to 78.3793, inclusive.

ARTICLE VII
(Combinations with Interested Stockholders)

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

ARTICLE VIII
(Liability)

To the fullest extent permitted by Chapter 78 of NRS, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this Article will not eliminate or limit the liability of:

(a)	a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)	a director for the payment of distributions in violation of NRS 78.300.

Any amendment or repeal of this Article will not adversely affect any right or protection of a director or officer of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE IX
(Indemnification)

(a)

Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving as a director or officer of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b)

Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c)

Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Article are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Amended and Restated Articles of Incorporation or otherwise.

(d)

Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e)

Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such Indemnitee to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that he or she is not entitled to be indemnified for such expenses.

Schedule B

2009 STOCK OPTION PLAN OF
MAVERICK MINERALS CORPORATION

MAVERICK MINERALS CORPORATION

2009 STOCK OPTION PLAN

                        This 2009 Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of common stock, $0.001 par value (the "Common Stock"), of Maverick Minerals Corporation, a Nevada company (the "Company"). For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), are referred to in this Plan as "Incentive Stock Options". Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("Non-Qualified Stock Options") and stock options granted to non-United States residents under this Plan are referred to collectively as "Options".

1.                      PURPOSE

1.1                    The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2                    This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.                      ADMINISTRATION

2.1                    This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2                    If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3                    The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4                    The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)

any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5                    Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6                    All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.                      ELIGIBILITY

3.1                    Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) ("Eligible Employees") subject to tax in the United States.

3.2                    Non-Qualified Stock Options may be granted to Eligible Employees, Consultants, and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3                    Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4                    Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5                    As used in this Plan, the term "Related Company" shall mean any company (other than the Company) that is a "Parent Company" of the Company or "Subsidiary Company" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.                      STOCK

4.1                    The Plan Administrator is authorized to grant Options to acquire up to a total of 75,000,000 shares of the Company's authorized but unissued, or reacquired, Common Stock. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.                      TERMS AND CONDITIONS OF OPTIONS

5.1                    Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)

the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iii) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)	Option Price

Each Agreement shall state the price per share of Common Stock at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)

the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value (as such term is defined in (v) below) per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)

Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)	with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted.

(v)

For the purposes of the Plan, “Fair Market Value” means, with respect to the Common Stock and as of the date an Incentive Stock Option is granted hereunder, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (i) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (ii) If the Common Stock was traded over- the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest as follows:

(i)	on the first anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains;

(ii)	on the second anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains;

(iii)	on the third anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to an additional 25% of the Common Stock to which it pertains; and

(iv)	on the fourth anniversary of the Date of Grant, the Option shall vest and shall become exercisable with respect to balance of the Common Stock to which it pertains.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan, or such other terms as determined and directed by the Board. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)

Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

		A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

		B.	the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.

the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below); or

		D.	the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below).

(ii)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iii)

For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(iv)

Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)

For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)

Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)

During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)

by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

	(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A.

for Incentive Stock Options, any Agreement may provide or be amended to provide that a Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members; or

B.	for Non-Qualified Stock Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii)

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all Applicable Laws. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Options or shares.

(ii)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal or state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)

The Holder shall pay to the Company by wire transfer, certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.

by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

		B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)

The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal or state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)

If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock or otherwise effect a change in the outstanding Common Stock as a result of a stock split, reverse stock split or other recapitalization; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)

In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iii)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

(iv)

The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(v)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.                      EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1                    Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the "Effective Date") through the day immediately preceding the tenth anniversary of the Effective Date.

6.2                    Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3                    Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4                    The approval of Disinterested Shareholders will be obtained for any reduction in the exercise price of Options if the Optionee is an Insider of the Company at the time of the proposed amendment. The terms

"Disinterested Shareholder" and "Insider" shall have the meanings as defined for those terms in the Applicable Laws.

6.5                    Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation. In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.                      NO OBLIGATIONS TO EXERCISE OPTION

7.1                    The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.                      NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1                    Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

8.2                    The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.                      APPLICATION OF FUNDS

9.1                    The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.                    INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1                  In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.                    AMENDMENT OF PLAN

11.1                  The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)

the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

11.2                  Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: June 1, 2009

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF MAVERICK MINERALS CORPORATION

This written consent is solicited on behalf of the board of directors of Maverick Minerals Corporation. When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of Maverick Minerals Corporation (the “Company”) dated July 31, 2009, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of shares of common stock of the Company held by the undersigned:

The Board of Directors of the Company recommends a vote “For” all proposals.

1.

Approval of a 10-for-1 reverse split of shares of outstanding common stock of the Company without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which the board of directors of the Company determines, provided that such date and time is prior to January 1, 2010

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

2.

Approval of amendment and restatement of the articles of incorporation of the Company to increase the number of authorized shares of common stock of the Company from 100,000,000 to 750,000,000 as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

3.

Approval of amendment and restatement of the articles of incorporation of the Company to authorize 100,000,000 shares of preferred stock with a par value of $0.001, which may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by the board of directors of the Company as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

4.

Approval of amendment and restatement of the articles of incorporation of the Company to add a clause opting out of the acquisition of controlling interest provisions of the Nevada Revised Statutes as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

2

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

5.

Approval of amendment and restatement of the articles of incorporation of the Company to add a clause opting out of the combinations with interested stockholders provisions of the Nevada Revised Statutes as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

6.

Approval of amendment and restatement of the articles of incorporation of the Company to add a limitation of liabilities of director or officer clause as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

7.

Approval of amendment and restatement of the articles of incorporation of the Company to add an indemnification of director or officer clause as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

8.

Approval of amendment and restatement of the articles of incorporation of the Company to add a purpose clause as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

9.

Approval of amendment and restatement of the articles of incorporation of the Company to update certain outdated provisions and remove certain redundant provisions, including updating the address of the registered agent of the Company and removing the names and addresses of the first board of directors of the Company and a sentence stating governing board shall be styled as directors from the board of directors provision and the initial primary business address provision, as set forth in Schedule “A” to the Consent Solicitation Statement, provided, however, that, notwithstanding such approval, the board of directors of the Company may, by resolution, abandon such amendment and restatement at any time before the effective date of the amendment and restatement without further action by the stockholders of the Company

3

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

10.	Approval of the 2009 Stock Option Plan of the Company, a copy of which is attached to the Consent Solicitation Statement as Schedule “B”

For                                                   Against                                                   Abstain

[   ]                                                       [   ]                                                            [   ]

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of the shares): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

Important: Please complete, sign and date your written consent promptly and fax it to (306) 343-0888 or return it to:

Maverick Minerals Corporation
2501 Lansdowne Avenue
Saskatoon, Saskatchewan S7J 1H3, Canada